Exhibit 10.1

Execution Version

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is entered into on February 17, 2026 by MCW Parent, LP, a Delaware limited partnership (“Issuer”), and each of the undersigned contributors (collectively, the “Contributors” and each, a “Contributor”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Merger Agreement (as hereinafter defined).

RECITALS

WHEREAS, Issuer has entered into that certain Agreement and Plan of Merger, dated as of February 17, 2026 (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Issuer, Boson Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Issuer (“Sub”), Mister Car Wash, Inc., a Delaware corporation (the “Acquired Company”), and, solely for the purposes of the Borrower Provisions (as defined in the Merger Agreement), Mister Car Wash Holdings, Inc., a Delaware corporation, pursuant to which, among other things, on the terms and conditions set forth therein, Sub will be merged with and into the Acquired Company, and the Acquired Company, as the corporation surviving the merger, shall by virtue of the merger continue its corporate existence under the Laws of the State of Delaware as a wholly owned direct or indirect subsidiary of Issuer (the consummation of the transactions contemplated by the Merger Agreement, the “Transaction Closing”);

WHEREAS, subject to the terms and conditions of this Agreement, immediately prior to the Transaction Closing, (i) each Contributor shall contribute, assign, transfer, convey and deliver to Issuer all of such Contributor’s right, title and interest in and to its Contribution Shares solely in exchange for its Acquired Securities (as hereinafter defined) and (ii) Issuer shall accept the Contribution Shares from each Contributor and, in exchange therefor, issue to such Contributor its Acquired Securities (the “Rollover Transaction”);

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

1. Definitions; Interpretation.

(a) Definitions. As used in this Agreement, the following terms have the following meanings:

(i) “Acquired Securities” means with respect to each Contributor, a number of Issuer Units equal to (A) such Contributor’s Contribution Amount, divided by (B) the Issue Price, rounded to the nearest whole number.

(ii) “Contribution Amount” means with respect to each Contributor, the amount equal to (A) the Contribution Shares held by such Contributor, multiplied by (B) $7.00.

(iii) “Contribution Shares” means, with respect to each Contributor, all shares of Company Common Stock held by such Contributor as of immediately prior to the Contribution Closing.

(iv) “Equity Interests” means any partnership interest, membership interest, unit, capital stock or other equity interest or any security (including any debt security) convertible into or exchangeable for any partnership interest, membership interest, unit, capital stock or any other right, warrant or option to acquire any of the foregoing securities.

(v) “Issue Price” means $100.00 per Issuer Unit.

(vi) “Issuer Unit” means a unit of Issuer, having the rights, powers and preferences, with such qualifications thereto and limitations and restrictions thereon, as are set forth in the Partnership Agreement.

(vii) “Partnership Agreement” means that certain Amended and Restated Limited Partnership Agreement of Issuer to be entered into by and among Issuer’s general partner, the initial limited partners and other limited partners from time to time party thereto, in connection with the Transaction Closing.

(viii) “Related Person” means, with respect to any specified person, trust or entity, any former, current or future (in its capacity as such) (A) affiliate, member, partner, director, manager, officer, employee, agent, advisor, representative, heir, successor or assign of, or holder of any direct or indirect equity interest (or right or other interest convertible into or exercisable or exchangeable for or otherwise entitling the holder thereof to acquire any direct or indirect equity interest) in such specified person, trust or entity or (B) affiliate, member, partner, director, manager, officer, employee, agent, advisor, representative, heir, successor or assign of, or holder of any direct or indirect equity interest (or right or other interest convertible into or exercisable or exchangeable for or otherwise entitling the holder thereof to acquire any direct or indirect equity interest) in any person, trust or entity described in the foregoing clause (A).

(b) Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any provision of this Agreement. All annexes and exhibits hereto are incorporated into, and constitute a part of, this Agreement. Unless otherwise specified or the context requires otherwise, (i) references herein to “Sections,” “Annexes” or “Exhibits” are references to, as applicable, sections of, or annexes or exhibits to, this Agreement, (ii) references herein to any agreement (including this Agreement), instrument or other document are references to such agreement, instrument or other document, as applicable, as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, (iii)

references herein to any statute, rule or regulation are references to such statute, rule or regulation, as applicable, as amended, restated, supplemented or otherwise modified from time to time, including through the promulgation of rules or regulations thereunder, and to any consolidation thereof or successor statute, rule or regulation, as applicable, thereto and (iv) references herein to any person, trust or entity are references to such person, trust or entity and its successors and permitted assigns (and, in the case of any natural person, such natural person’s executors, heirs and legal representatives in such capacities). As used in this Agreement, (A) the words “this Agreement,” “herein,” “hereto,” “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision or part of this Agreement, (B) the words “any” and “or” express alternatives that are not mutually exclusive, (C) the words “include,” “includes” and “including” are deemed to be followed by the phrase “without limitation,” (D) words importing the singular also import the plural, and vice versa, (E) words importing the masculine, feminine or neutral gender also include each other gender and (F) the words “writing” and “written” refer to printing, typing and other means of reproducing words in a visible form (including email and any .pdf or image file attached thereto).

2. Contribution.

(a) Rollover Transaction. On the terms and conditions set forth herein, immediately prior to the Transaction Closing, (i) each Contributor shall contribute, assign, transfer, convey and deliver to Issuer its Contribution Shares, free and clear of any and all liens or any restrictions on transfers, other than any restrictions under the Securities Act and applicable state securities laws or contained in the organizational documents of the Acquired Company, and (ii) in exchange for the contribution, assignment, transfer, conveyance and delivery by each Contributor to Issuer of its Contribution Shares, Issuer shall issue to each Contributor its Acquired Securities, free and clear of any and all liens or any restrictions on transfers, other than any restrictions under the Securities Act and applicable state securities laws or the Partnership Agreement.

(b) Contribution Closing. Subject to the satisfaction of all of the conditions set forth in Section 4 (or waiver thereof by the party hereto entitled to the benefit thereof), the closing of the transactions contemplated by Section 2(a) (the “Contribution Closing”) shall take place remotely, by electronic exchange of documents, immediately prior to the Transaction Closing, or at such other time or in such other manner as may be agreed upon in writing by the parties hereto, provided, however, if the Merger Agreement is terminated, this Agreement shall be null, void and in ab initio, without any liability to any party hereto.

(c) No Certificates. Each Contributor acknowledges and agrees that it is not entitled to any certificate representing any of its Acquired Securities, unless Issuer shall otherwise determine.

3. Conditions to Contribution Closing.

(a) The respective obligations of the parties hereto to consummate the transactions contemplated by Section 2(a) are subject to and conditioned upon the Transaction Closing having occurred.

(b) Issuer’s obligation to consummate the transactions contemplated by Section 2(a) is subject to the satisfaction or waiver by Issuer, as of the Contribution Closing, of each of the following conditions: (a) all of the representations and warranties of each Contributor contained in this Agreement shall be true and correct at and as of the Contribution Closing as though then made, and each Contributor shall have performed and complied with, in all material respects, all covenants required by this Agreement to be performed or complied with by each Contributor prior to the Contribution Closing, and (b) each Contributor shall have delivered to Issuer this Agreement, which shall have been properly completed (reasonably acceptable to Issuer) and duly executed by each Contributor. Each Contributor’s obligation to consummate the transactions contemplated by Section 2(a) is subject to the satisfaction or waiver by such Contributor, as of the Contribution Closing, of each of the following conditions: (a) all of the representations and warranties of Issuer contained in this Agreement shall be true and correct at and as of the Contribution Closing as though then made, and Issuer shall have performed and complied with, in all material respects, all covenants required by this Agreement to be performed or complied with by Issuer at or prior to the Contribution Closing, and (b) the Partnership Agreement shall have been duly executed by each of the general partner and certain initial limited partners of Issuer and shall be in full force and effect in accordance with its terms.

(c) Each Contributor’s obligation to consummate the Rollover Transactions is subject to the substantially concurrent consummation of the transactions at Transaction Closing contemplated by the Merger Agreement.

4. Tax Treatment. For U.S. federal and applicable U.S. state and local tax purposes, the parties shall treat and report the Rollover Transaction as a transaction governed by Section 721(a) of the Code.

5. Further Assurances. Each Contributor shall reasonably cooperate with Issuer and shall take all such further actions and shall (as applicable), prepare, execute, deliver and file all such further agreements, instruments and other documents as may be reasonably requested by Issuer in order to carry out the provisions and purposes of this Agreement.

6. Effectiveness and Termination. This Agreement shall become effective immediately upon its execution and delivery by the parties hereto. If the Merger Agreement is terminated in accordance with its terms for any reason prior to the Transaction Closing, this Agreement shall automatically terminate (except that this sentence and the provisions of Section 20 shall survive any termination of this Agreement) and, for the avoidance of doubt, none of the parties hereto or any of their respective Related Persons (or any other person, trust or entity) shall have any liability or obligation under or in connection with this Agreement or the transactions contemplated hereby.

7. Representations and Warranties of the Contributors. Each of the Contributors, severally and not jointly, makes the representations and warranties set forth in Annex I hereto, solely with respect to itself and not with regard to any other Contributor, as of the date hereof and as of the date of the Contribution Closing. The consummation of the transactions contemplated by Section 2(a) shall constitute each Contributor’s reaffirmation that the representations and warranties of such Contributor contained in this Agreement are true and correct as of the date of the Contribution Closing. The applicable Contributor shall promptly notify Issuer of the existence of any circumstances that would, or would reasonably be expected to, cause any of the representations or warranties of such Contributor contained in this Agreement to fail to be true and correct.

8. Representations and Warranties of the Issuer. The Issuer makes the following representations to the Contributors as of the date hereof and as of the date of the Contribution Closing:

(a) Organization. The Issuer is a limited partnership validly existing and in good standing under the Laws (as hereinafter defined) of the State of Delaware and has all requisite organizational power and authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby.

(b) Authorization; Enforceability. The execution, delivery and performance by Issuer of this Agreement and the consummation the Issuer of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Issuer. This Agreement has been duly executed and delivered by the Issuer and, assuming the due authorization, execution and delivery of this Agreement by the Contributors, this Agreement constitutes a valid and binding obligation of Issuer, enforceable against Issuer in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

(c) No Conflicts. The execution, delivery and performance by the Issuer of this Agreement and the consummation by the Issuer of the transactions contemplated hereby do not and will not, with or without the giving of notice or the passage of time or both, (i) violate any provision of organizational or governing documents of the Issuer, (ii) violate any law, regulation or rule enacted, promulgated or enforced by any governmental authority or any quasi-governmental or self-regulatory authority (each, a “Law”) applicable to the Issuer or any of its properties or assets, (iii) violate any order, judgment or similar determination of any governmental authority or any quasi-governmental or self-regulatory authority (each, an “Order”) binding on the Issuer or any of its properties or assets or (iv) result in a breach of or conflict with any of the terms of, or constitute a default under, any agreement or instrument to which any of the Issuer is a party or by which the Issuer or any of its properties or assets is bound.

(d) Validity of Acquired Securities. The Acquired Securities to be issued hereunder, when issued and delivered in accordance with the terms hereof, will be duly authorized and validly issued and will be free and clear of any liens or encumbrances other than as set forth in the organizational documents of the Issuer and restrictions on transfer arising under applicable securities Laws.

The Issuer is not making, and hereby specifically disclaims, any representation or warranty regarding (x) any pro forma financial information, budgets, estimates, projections, forecasts or other forward-looking statements, business plans (including the reasonableness of any assumptions underlying such estimates, projections, forecasts, forward looking statements or business plans) with respect to Issuer or any of its subsidiaries (including, from and after the Transaction Closing, the Acquired Company and its subsidiaries) or any of the respective businesses of Issuer or any of its subsidiaries (including, from and after the Transaction Closing, the Acquired Company and its subsidiaries) or (y) any other matter, except, in the case of this clause (y), as expressly set forth in this Section 8.

9. Survival of Representations and Warranties. All of the representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

10. Covenants of the Contributors.

(a) Each Contributor hereby acknowledges and agrees that in exchange for the contribution of its Contribution Shares, it is only entitled to receive its Acquired Securities subject to the terms and conditions described herein and no other consideration shall be owing to such Contributor under the Merger Agreement or otherwise in respect of such Contributor’s Contribution Shares.

(b) Each Contributor hereby acknowledges and agrees that the Issuer Units are subject to restrictions on transfer and resale and may not be transferred or resold except (i) as provided in the Partnership Agreement, and (ii) as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom.

11. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made (a) when delivered personally to the recipient, (b) when emailed to the recipient, if emailed before 10:00 p.m. Eastern Time on a business day, and otherwise on the next business day, or (c) the next business day after the day on which it is sent to the recipient by reputable overnight courier service (charges prepaid). Any such notice, demand or other communication shall be addressed as follows (or to such other address(es) or email address(es) as the parties hereto may from time to time designate in writing):

if to any of the Contributors, to the address or email address set forth on the signature page hereof executed by the applicable Contributor; and

if to Issuer:

c/o Leonard Green & Partners, L.P.

11111 Santa Monica Boulevard, Suite 2000

Los Angeles, California 90025

Attention: Jonathan Seiffer; Joshua Farran

Email: [***]

with a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

1999 Avenue of the Stars, 29th Floor

Los Angeles, California 90067

Attention: Gregory B. Klein; Michael W. Kaplan

Email: gregory.klein@stblaw.com; michael.kaplan@stblaw.com

12. Amendments; Waivers.

(a) This Agreement may be amended or modified only by a written agreement executed and delivered by all of the parties hereto. This Agreement may not be amended or modified except as provided in the immediately preceding sentence, and any purported amendment by any of the parties hereto effected in a manner that does not comply with this Section 12(a) shall be null and void.

(b) Any waiver of performance of or compliance with any provision of this Agreement or any right or remedy available hereunder shall be effective only if set forth in a written instrument making reference to this Agreement and executed and delivered by the party against which such waiver is to be enforced. No failure by any party hereto to insist upon the strict performance of or compliance with any provision of this Agreement, or to exercise any right or remedy consequent upon a breach of any provision of this Agreement, shall constitute a waiver by such party of performance of or compliance with such provision or of any right or remedy available hereunder or at law or in equity.

13. Entire Agreement. This Agreement, together with the annexes and exhibits hereto, and the Partnership Agreement (as and when entered into) together constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior written or oral, and all contemporaneous oral, agreements and understandings between the parties hereto with respect to the subject matter hereof.

14. Binding Effect; No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the persons, trusts or entities expressly named as parties hereto and their respective successors and permitted assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person, trust or entity any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

15. Assignment. This Agreement shall not be assigned by any party hereto (whether by operation of law or otherwise), nor shall any party hereto assign any of its rights or delegate any of its obligations hereunder, without the prior written consent of the other party hereto, except that Issuer may (a) assign any or all of its rights or delegate any or all of its obligations to one or more of its wholly owned subsidiaries and (b) collaterally assign or grant a security interest in any or all of its rights and benefits hereunder to any debt financing source, in each case, without the consent of each Contributor, but any such assignment (collateral or otherwise) or grant of a security interest shall not relieve Issuer of any of its obligations hereunder. Any attempted assignment or delegation of this Agreement or any right or obligation hereunder not in accordance with the terms of this Section 15 shall be null and void.

16. Severability. If any provision of this Agreement is invalid, illegal or unenforceable under applicable Law in any jurisdiction, then such invalidity, illegality or unenforceability shall not affect the effectiveness of such provision in any other jurisdiction and all other provisions of this Agreement shall remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any of the parties hereto. Upon a determination that any provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof.

18. Jurisdiction and Venue. In any litigation or other adversarial proceeding between the parties hereto arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each of the parties hereto irrevocably and unconditionally (a) consents and submits to the exclusive jurisdiction and venue of the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, any other court of the State of Delaware or, in the case of claims to which the federal courts have exclusive subject matter jurisdiction, any federal court of the United States of America sitting in the State of Delaware) and agrees not to bring any such litigation or proceeding in any other court, (b) waives any defense of inconvenient forum to the maintenance of any such litigation or proceeding so brought and waives any bond, surety or other security that might be required of the other party hereto with respect thereto and (c) consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 11 (provided that nothing in this Section 18 shall affect the right of any party hereto to serve legal process in any other manner permitted by Law).

19. Waiver of Jury Trial. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, CONTROVERSY, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, LAW, EQUITY, OR OTHERWISE. EACH PARTY HEREBY FURTHER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

20. Specific Performance. Each Contributor acknowledges and agrees that irreparable damage to Issuer and its affiliates (for which monetary relief, even if available, would not be an adequate remedy) would occur in the event that any of the provisions of this Agreement applicable to such Contributor were not performed by such Contributor in accordance with its specific terms or were otherwise breached. Accordingly, each Contributor acknowledges and agrees that (a) Issuer shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction without proof of damages or otherwise, and (b) Issuer’s right to seek specific performance of this Agreement or other equitable relief is an integral part of the transactions contemplated hereby without which Issuer would not have entered into this Agreement. Each Contributor hereby (i) waives any defense that a remedy at law would be adequate, (ii) waives any requirement under any Law to post a bond or other security as a prerequisite to obtaining equitable relief and (iii) agrees not to assert that a remedy of specific performance or other equitable relief is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that Issuer otherwise has an adequate remedy at law.

21. No Recourse. Notwithstanding anything herein to the contrary, each of the parties hereto, on behalf of itself and its Related Persons, acknowledges and agrees that no Related Person of any party hereto shall have any liability or obligation (whether by statute, at law or in equity, in contract or in tort or otherwise) under, in connection with or relating to this Agreement or any of the transactions contemplated hereby, except as may otherwise be expressly agreed in writing by any such Related Person, and, to the maximum extent permitted by Law, each of the parties hereto waives and releases, on behalf of itself and its Related Persons, all claims, actions, suits, causes of action, liabilities and obligations arising out of, under, in connection with or related to this Agreement or any of the transactions contemplated hereby that it has or may have against any Related Person of any party hereto.

22. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed (whether manually or electronically, including by any means compliant with the U.S. Electronic Signatures in Global and National Commerce (ESIGN) Act of 2000) counterpart of this Agreement by facsimile, attachment of a file to e-mail or other electronic means shall have the same binding legal effect as delivery of a manually executed original counterpart of this Agreement delivered in person.

[Remainder of page intentionally left blank. Signatures appear on the following pages.]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered, or caused to be duly executed and delivered, this Contribution Agreement as of the date first written above.

ISSUER:

MCW PARENT, LP

By: MCW Holdings GP, LLC, its General Partner

By:	/s/ Jonathan Seiffer
Name: Jonathan Seiffer
Title: President

[Signature Page of Contribution Agreement]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered, or caused to be duly executed and delivered, this Contribution Agreement as of the date first written above.

CONTRIBUTORS:

GREEN EQUITY INVESTORS VI, L.P.

By: GEI Capital VI, LLC, its General Partner

By:	/s/ Jonathan Seiffer
Name:	Jonathan Seiffer
Title:	Senior Vice President

Notices:	c/o Leonard Green & Partners, L.P.
11111 Santa Monica Boulevard
Suite 2000
Attn: Jonathan Seiffer;
Joshua Farran
Email: [***]

GREEN EQUITY INVESTORS SIDE VI, L.P.

By: GEI Capital VI, LLC, its General Partner

By:	/s/ Jonathan Seiffer
Name:	Jonathan Seiffer
Title:	Senior Vice President

Notices:	c/o Leonard Green & Partners, L.P.
11111 Santa Monica Boulevard
Suite 2000
Attn: Jonathan Seiffer;
Joshua Farran
Email: [***]

[Signature Page of Contribution Agreement]

LGP ASSOCIATES VI-A LLC

By: Peridot Coinvest Manager LLC, its Manager

By: Leonard Green & Partners, L.P., its Manager

By: LGP Management, Inc., its General Partner

By:	/s/ Jonathan Seiffer
Name:	Jonathan Seiffer
Title:	Senior Vice President

Notices:	c/o Leonard Green & Partners, L.P.
11111 Santa Monica Boulevard
Suite 2000
Attn: Jonathan Seiffer;
Joshua Farran
Email: [***]

LGP ASSOCIATES VI-B LLC

By: Peridot Coinvest Manager LLC, its Manager

By: Leonard Green & Partners, L.P., its Manager

By: LGP Management, Inc., its General Partner

By:	/s/ Jonathan Seiffer
Name:	Jonathan Seiffer
Title:	Senior Vice President

Notices:	c/o Leonard Green & Partners, L.P.
11111 Santa Monica Boulevard
Suite 2000
Attn: Jonathan Seiffer;
Joshua Farran
Email: [***]

[Signature Page of Contribution Agreement]

ANNEX I

CONTRIBUTOR REPRESENTATIONS AND WARRANTIES

(a) Organization. Such Contributor is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, organization or establishment and has all requisite organizational or trustee (as applicable) power and authority to execute and deliver this Agreement and to perform its obligations thereunder and consummate the transactions contemplated thereby.

(b) Authorization; Enforceability. The execution, delivery and performance by such Contributor of this Agreement and the consummation by such Contributor of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Contributor. This Agreement has been duly executed and delivered by such Contributor and, assuming the due authorization, execution and delivery of this Agreement by the other persons named as parties hereto, if any, this Agreement constitutes the valid and binding obligations of such Contributor, enforceable against such Contributor in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

(c) Valid Title. As of the date hereof, such Contributor has good and valuable title to, and is the sole record and beneficial owner of, its Contribution Shares free and clear of all liens and restrictions on transfer, other than any restrictions under the Securities Act and applicable state securities laws, and other than liens contained in the organizational documents of the Acquired Company. Such Contributor is not a party to, or bound by, any agreement, arrangement, Contract, instrument, or Order (other than as contemplated by this Agreement and the Merger Agreement) relating to (i) the grant of pre-emptive rights to purchase or obtain any Equity Interests of the Acquired Company, (ii) the sale, repurchase assignment or other transfer of any Equity Interests of the Acquired Company, or (iii) the receipt of distributions, proxy rights or voting rights of any Equity Interests of the Acquired Company. On the date of the Contribution Closing, such Contributor shall transfer to Issuer good and valid title to its Contribution Shares free and clear of all liens and restrictions on transfer, other than any restrictions under the Securities Act and applicable state securities laws and other than those contained in the organizational documents of the Acquired Company.

(d) No Conflicts. The execution, delivery and performance by such Contributor of the this Agreement and the consummation by such Contributor of the transactions contemplated hereby do not and will not, with or without the giving of notice or the passage of time or both, (i) if such Contributor is an entity or a trust, violate any provision of such Contributor’s organizational, governing or trust documents, (ii) violate any Law applicable to such Contributor or any of such Contributor’s properties or assets, (iii) violate any Order applicable to such Contributor or any of such Contributor’s properties or assets or (iv) result in a breach of or conflict with any of the terms of, or constitute a default under, any agreement or instrument to which such Contributor is a party or by which such Contributor or any of its properties or assets are bound. No notification of, or declaration or filing with, or approval, authorization, consent, license, registration or permit from, any governmental authority is or will be required on the part of such

Annex I to Contribution Agreement

Contributor in connection with this Agreement or the consummation of the transactions contemplated hereby (including as provided in Section 2(a)). Such Contributor is not subject to any Law, Order, agreement or instrument that would prevent, delay or impede such Contributor’s performance of its obligations under, or consummation of the transactions contemplated by, this Agreement.

(e) No Actions. There is no action or other proceeding or investigation (whether at law or in equity, whether civil or criminal, or otherwise) pending or, to the knowledge of such Contributor, threatened against such Contributor or any of its affiliates any of its or their respective assets, and such Contributor is not subject to or bound by Order, that would, or would reasonably be expected to, prevent, delay or impede the consummation of the transactions contemplated hereby.

(f) Acquired Securities Not Transferrable. Such Contributor is acquiring its Acquired Securities solely for its own account and not on behalf of any other person or with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act or the securities Laws of any state or other jurisdiction. Such Contributor understands that (i) its Acquired Securities have not been and, at the time of the Contribution Closing, will not be (and may never be) registered under the Securities Act or the securities Laws of any state or other jurisdiction, (ii) its Acquired Securities may not be offered for sale or sold by such Contributor, and such Contributor must continue to bear the economic risk of its investment in its Acquired Securities, unless and until the offer and sale of its Acquired Securities are subsequently registered under the Securities Act and any applicable securities Laws of any state or and other jurisdiction or an exemption from such registration is available, and Issuer is under no obligation to effect any such registration or to file for or comply with any exemption from such registration, (iii) a notation shall be made in the appropriate records of Issuer indicating that its Acquired Securities are subject to restrictions on transfer and, if Issuer should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to its Acquired Securities, (iv) there is no established market for its Acquired Securities and it is not anticipated that there will be any public market for its Acquired Securities in the foreseeable future, (v) an investment in its Acquired Securities is a speculative investment which involves a high degree of risk of loss of such Contributor’s investment therein, there are substantial restrictions on the transferability of its Acquired Securities and, on the date of the Contribution Closing and for an indefinite period following such date, there will be no public market for its Acquired Securities and, accordingly, it may not be possible for such Contributor to liquidate such Contributor’s investment in case of emergency, if at all, and (vi) such Contributor’s financial situation is such that such Contributor can afford to bear the economic risk of holding its Acquired Securities for an indefinite period of time, has adequate means for providing for such Contributor’s needs and contingencies and can afford to suffer a complete loss of such Contributor’s investment in its Acquired Securities.

(g) Independent Investigation. Such Contributor has been given the opportunity to examine all such documents (including this Agreement) and other materials and information and to ask all such questions of Issuer and its representatives (and has received answers to any such questions asked) in connection with such Contributor’s investment in its Acquired Securities, the terms and conditions of the purchase of its Acquired Securities and otherwise as Issuer has deemed appropriate in order to evaluate such investment and such purchase and such Contributor’s

Annex I to Contribution Agreement

execution and delivery of this Agreement. Such Contributor has independently, and without reliance upon Issuer or any of its affiliates or any representative or agent of the foregoing, and based on such documents and information as such Contributor has deemed appropriate, performed its own due diligence and business investigations with respect to Issuer and its subsidiaries (including, from and after the Transaction Closing, the Acquired Company and its subsidiaries) and made its own investment decision with respect to the investment represented by its Acquired Securities. Such Contributor’s knowledge and experience in financial and business matters are such that such Contributor is capable of evaluating the merits and risks of such Contributor’s investment in its Acquired Securities. The Contributor is fully familiar with the nature of the businesses of Issuer and its subsidiaries (including, from and after the Transaction Closing, the Acquired Company and its subsidiaries). Such Contributor has consulted, to the extent deemed appropriate by such Contributor, with such Contributor’s own advisers as to the financial, tax, legal and related matters concerning an investment in its Acquired Securities and on that basis understands the financial, tax, legal and related consequences of an investment in its Acquired Securities, and believes that an investment in its Acquired Securities is suitable and appropriate for such Contributor. Such Contributor’s knowledge and experience in financial and business matters are such that such Contributor is capable of evaluating the merits and risks of an investment in its Acquired Securities.

(h) No Offer. Such Contributor understands that neither the distribution of this Agreement nor such Contributor’s prospective investment in its Acquired Securities constitutes an offer to sell or the solicitation of an offer to buy its Acquired Securities or any other security in any jurisdiction or to any person, trust or entity in which or to whom it is unlawful to make such an offer or solicitation.

(i) Accredited Investor. Such Contributor is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act.

(j) Not a Bad Actor. Neither such Contributor nor any person, trust or entity that controls such Contributor or is under the control of, or under common control with, such Contributor is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Securities Act, except for those covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed in writing in reasonable detail to Issuer. Such Contributor has exercised reasonable care to determine the accuracy of the representations and warranties made by such Contributor in this paragraph and agrees to notify Issuer if such Contributor becomes aware of any fact that makes the representations made by such Contributor in this paragraph inaccurate.

(k) Brokers’ Fees. No finder, broker, agent, financial advisor or other similar intermediary has been engaged by or on behalf of such Contributor, or would be entitled to payment of any fee or other amount based on arrangements made by or on behalf of such Contributor, in connection with the transactions contemplated by this Agreement.

Annex I to Contribution Agreement